Exhibit 10.1

10,000,000 Shares

Discovery Laboratories, Inc.

Common Stock

PLACEMENT AGENCY AGREEMENT

December 7, 2007

JEFFERIES & COMPANY, INC.
c/o Jefferies & Company, Inc.
520 Madison Avenue
New York, New York 10022

Ladies and Gentlemen:

Introductory. Discovery Laboratories, Inc., a Delaware corporation (the “Company”), proposes to issue and sell an aggregate of 10,000,000 shares (the “Offered Shares”) of its common stock, par value $0.001 per share (the “Shares”), pursuant to the terms of the Subscription Agreements in the form of Exhibit G attached hereto (the “Subscription Agreements”) entered into with the purchasers identified therein (each a “Purchaser” and collectively, the “Purchasers”). The Company hereby confirms its agreement with Jefferies & Company, Inc. to act as Placement Agent (the “Placement Agent”) in accordance with the terms and conditions of this Placement Agency Agreement (this “Agreement”).

The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a shelf registration statement on Form S-3 (File No. 333-128929), which contains a form of prospectus (the “Base Prospectus”) to be used in connection with the public offering and sale of the Offered Shares. Such registration statement, as amended, including the financial statements, exhibits and schedules thereto, in the form in which it was declared effective by the Commission under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the “Securities Act”), including all documents incorporated or deemed to be incorporated by reference therein and any information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430B under the Securities Act or the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), is called the “Registration Statement.” Any registration statement filed by the Company pursuant to Rule 462(b) under the Securities Act that relates to the Registration Statement is called the “Rule 462(b) Registration Statement,” and from and after the date and time of filing of the Rule 462(b) Registration Statement the term “Registration Statement” shall include the Rule 462(b) Registration Statement. Such prospectus, in the form first used to confirm sales of the Offered Shares, is called the “Prospectus.” As used herein,“Applicable Time” is 6:00 a.m. (New York time) on December 7, 2007. As used herein, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act, and “Time of Sale Prospectus” means the preliminary prospectus, as amended or supplemented immediately prior to the Applicable Time, together with the free writing prospectuses, if any, identified in Schedule A hereto, and each “road show” (as defined in Rule 433 under the Securities Act), if any, related to the offering of the Offered Shares contemplated hereby that is a “written communication” (as defined in Rule 405 under the Securities Act) (each such road show, a “Road Show”). As used herein, the terms “Registration Statement,”“Rule 462(b) Registration Statement”, “preliminary prospectus,” “Time of Sale Prospectus” and “Prospectus” shall include the documents incorporated and deemed to be incorporated by reference therein. All references in this Agreement to financial statements and schedules and other information which are “contained,” “included” or “stated” in the Registration Statement, the Rule 462(b) Registration Statement, any preliminary prospectus, the Time of Sale Prospectus or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, the Rule 462(b) Registration Statement, any preliminary prospectus, the Time of Sale Prospectus or the Prospectus, as the case may be, and all references in this Agreement to amendments or supplements to the Registration Statement, the Rule 462(b) Registration Statement, any preliminary prospectus, the Time of Sale Prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Exchange Act which is or is deemed to be incorporated by reference in the Registration Statement, the Rule 462(b) Registration Statement, any preliminary prospectus, the Base Prospectus, the Time of Sale Prospectus or the Prospectus, as the case may be. All references in this Agreement to (i) the Registration Statement, the 462(b) Registration Statement, any preliminary prospectus, or the Prospectus, or any amendments or supplements to any of the foregoing, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”) and (ii) the Prospectus shall be deemed to include the “electronic Prospectus” provided for use in connection with the offering of the Offered Shares as contemplated by Section 4(n) of this Agreement.

In the event that the Company has only one subsidiary, then all references herein to “subsidiaries” of the Company shall be deemed to refer to such single subsidiary, mutatis mutandis.

The Company hereby confirms its agreement as follows:

Section 1.  Agreement to Act As Placement Agent; Placement of Securities.

On the basis of the representations, warranties and agreements of the Company herein contained, and subject to all the terms and conditions of this Agreement:

(a) The Company hereby authorizes the Placement Agent to act as its exclusive agent to solicit offers for the purchase of all or part of the Offered Shares from the Company in connection with the proposed offering of the Offered Shares (the ‘‘Offering’’). Until the Closing Date (as hereinafter defined) or earlier upon termination of this Agreement (as hereinafter provided), the Company shall not, without the prior written consent of the Placement Agent, solicit or accept offers to purchase Offered Shares otherwise than through the Placement Agent.

(b) The Placement Agent agrees, as agent of the Company, to use its best efforts to solicit offers to purchase the Offered Shares from the Company. The Placement Agent shall use commercially reasonable efforts to assist the Company in obtaining performance by each Purchaser whose offer to purchase Offered Shares has been solicited by the Placement Agent and accepted by the Company, but the Placement Agent shall not, except as otherwise provided in this Agreement, be obligated to disclose the identity of any potential purchaser or have any liability to the Company in the event any such purchase is not consummated for any reason. Under no circumstances will the Placement Agent be obligated to underwrite or purchase any Offered Shares for its own account and, in soliciting purchases of Offered Shares, the Placement Agent shall act solely as the Company’s agent and not as principal. Notwithstanding the foregoing and except as otherwise provided in Section 1(b), it is understood and agreed that the Placement Agent (or its affiliates) may, solely at its discretion and without any obligation to do so, purchase Offered Shares as principal.

(c) Subject to the provisions of this Section 1, offers for the purchase of Offered Shares may be solicited by the Placement Agent as agent for the Company at such times and in such amounts as the Placement Agent deems advisable. The Placement Agent shall communicate to the Company, orally or in writing, each reasonable offer to purchase Offered Shares received by it as agent of the Company. The Company shall have the sole right to accept offers to purchase the Offered Shares and may reject any such offer, in whole or in part. The Placement Agent shall have the right, in its discretion reasonably exercised, without notice to the Company, to reject any offer to purchase Offered Shares received by it, in whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein.

(d) The Offered Shares are being sold to the Purchasers at a price of $2.50 per Offered Share. The purchases of the Offered Shares by the Purchasers shall be evidenced by the execution of Subscription Agreements by each of the Purchasers and the Company.

(e) As compensation for services rendered, on the Closing Date, the Company shall pay to the Placement Agent by wire transfer of immediately available funds to an account or accounts designated by the Placement Agent, an aggregate amount equal to five percent (5%) of the gross proceeds received by the Company from the sale of the Offered Shares on such Closing Date.

(f) No Offered Shares which the Company has agreed to sell pursuant to this Agreement shall be deemed to have been purchased and paid for, or sold by the Company, until such Offered Shares shall have been delivered to the Purchaser thereof against payment by such Purchaser. If the Company shall default in its obligations to deliver Offered Shares to a Purchaser whose offer it has accepted, the Company shall indemnify and hold the Placement Agent harmless against any loss, claim, damage or expense arising from or as a result of such default by the Company in accordance with the procedures set forth in Section 9 herein.

Section 2.  Representations and Warranties of the Company.

The Company hereby represents and warrants, as of the date of this Agreement and as of the Closing Date (as hereinafter defined), and covenants as follows:

(a) Compliance with Registration Requirements. The Registration Statement and any Rule 462(b) Registration Statement have been declared effective by the Commission under the Securities Act. The Company has complied to the Commission’s satisfaction with all requests of the Commission for additional or supplemental information. No stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the best knowledge of the Company, are contemplated or threatened by the Commission.

Each preliminary prospectus and the Prospectus when filed complied in all material respects with the Securities Act and, if filed by electronic transmission pursuant to EDGAR (except as may be permitted by Regulation S-T under the Securities Act), was identical to the copy thereof delivered to the Placement Agent for use in connection with the offer and sale of the Offered Shares. Each of the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendment thereto, at the time it became effective and at all subsequent times, complied and will comply through the completion of the distribution of the Offered Shares in all material respects with the Securities Act and did not and will not through the completion of the distribution of the Offered Shares contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. As of the Applicable Time, the Time of Sale Prospectus did not, and at the time of sale of the Offered Shares and at the Closing Date (as defined in Section 3), the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Prospectus, as amended or supplemented, as of its date and at all subsequent times through the completion of the distribution of the Offered Shares, did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the three immediately preceding sentences do not apply to statements in or omissions from the Registration Statement, any Rule 462(b) Registration Statement, or any post-effective amendment thereto, or the Prospectus or the Time of Sale Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with information relating to the Placement Agent furnished to the Company in writing by the Placement Agent expressly for use therein, it being understood and agreed that the only such information furnished by the Placement Agent to the Company consists of the information described in Section 9(b) below. There are no contracts or other documents required to be described in the Time of Sale Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement which have not been described or filed as required.

The Company is not an “ineligible issuer” in connection with the offering of the Offered Shares pursuant to Rules 164, 405 and 433 under the Securities Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used or referred to by the Company complies or will comply through the completion of the distribution of the Offered Shares in all material respects with the requirements of Rule 433 under the Securities Act including timely filing with the Commission or retention where required and legending, and each such free writing prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Offered Shares did not, does not and will not through the completion of the distribution of the Offered Shares include any information that conflicted, conflicts with or will through the completion of the distribution of the Offered Shares conflict with the information contained in the Registration Statement, the Prospectus or any preliminary prospectus, including any document incorporated by reference therein. Except for the free writing prospectuses, if any, identified in Schedule A hereto, furnished to the Placement Agent before first use, the Company has not prepared, used or referred to, and will not, without your prior consent not to be unreasonably withheld, prepare, use or refer to, any free writing prospectus.

(b) Offering Materials Furnished to Placement Agent. The Company has delivered to the Placement Agent one complete copy of the Registration Statement, each amendment thereto and any Rule 462(b) Registration Statement and of each consent and certificate of experts filed as a part thereof, and conformed copies of the Registration Statement, each amendment thereto and any Rule 462(b) Registration Statement (without exhibits) and preliminary prospectuses, the Time of Sale Prospectus, the Prospectus, as amended or supplemented, and any free writing prospectus reviewed and consented to by the Placement Agent, in such quantities and at such places as the Placement Agent has reasonably requested.

(c) Distribution of Offering Material By the Company. The Company has not distributed and will not distribute, prior to the completion of the distribution of the Offered Shares, any offering material in connection with the offering and sale of the Offered Shares other than a preliminary prospectus, the Time of Sale Prospectus, the Prospectus, any free writing prospectus reviewed and consented to by the Placement Agent, or the Registration Statement.

(d) The Placement Agency Agreement. Each of this Agreement, the Subscription Agreements and that certain Escrow Agreement (the “Escrow Agreement”) dated as of the date hereof has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

(e) Authorization of the Offered Shares. The Offered Shares have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement, will be validly issued, fully paid and nonassessable, and the issuance and sale of the Offered Shares is not subject to any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase the Offered Shares.

(f) No Applicable Registration or Other Similar Rights. There are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by this Agreement.

(g) No Material Adverse Change. Except as otherwise disclosed in the Time of Sale Prospectus, subsequent to the respective dates as of which information is given in Time of Sale Prospectus: (i)  there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity (any such change is called a “Material Adverse Change”); (ii) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business; and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or other subsidiaries, any of its subsidiaries on any class of capital stock or repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock.

(h) Independent Accountants. Ernst & Young LLP, who have expressed their opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) and supporting schedules filed with the Commission as a part of the Registration Statement and included in the Prospectus and Time of Sale Prospectus (each, an “Applicable Prospectus” and collectively, the “Applicable Prospectuses”), are (i) independent public or certified public accountants as required by the Securities Act and the Exchange Act, and (ii) a registered public accounting firm as defined by the Public Company Accounting Oversight Board (the “PCAOB”).

(i) Preparation of the Financial Statements. The financial statements filed with the Commission as a part of the Registration Statement and included in the Time of Sale Prospectus and the Prospectus present fairly the consolidated financial position of the Company and its subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified. The supporting schedules included in the Registration Statement present fairly the information required to be stated therein. Such financial statements and supporting schedules have been prepared in conformity with generally accepted accounting principles as applied in the United States applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. No other financial statements or supporting schedules are required to be included in the Registration Statement or any Applicable Prospectus. No person who has been suspended or barred from being associated with a registered public accounting firm, or who has failed to comply with any sanction pursuant to Rule 5300 promulgated by the PCAOB, has participated in or otherwise aided the preparation of, or audited, the financial statements, supporting schedules or other financial data filed with the Commission as a part of the Registration Statement and included in any Applicable Prospectus. The Company’s ratios of earnings to fixed charges set forth in the Prospectus under the caption “Ratio of Earnings to Fixed Charges” and in Exhibit 12 to the Registration Statement have been calculated in compliance with Item 503(d) of Regulation S-K under the Securities Act.

(j) Company’s Accounting System. The Company and each of its subsidiaries make and keep accurate books and records and maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii)  transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. There has not been and is no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and since December 31, 2006, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(k) Incorporation and Good Standing of the Company and its Subsidiaries. Each of the Company and its subsidiaries has been duly incorporated or organized, as the case may be, and is validly existing as a corporation, partnership or limited liability company, as applicable, in good standing under the laws of the jurisdiction of its incorporation or organization and has the power and authority (corporate or other) to own, lease and operate its properties and to conduct its business as described in each Applicable Prospectus and, in the case of the Company, to enter into and perform its obligations under this Agreement. Each of the Company and each subsidiary is duly qualified as a foreign corporation, partnership or limited liability company, as applicable, to transact business and is in good standing in the State of Pennsylvania and each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business. All of the issued and outstanding capital stock or other equity or ownership interests of each subsidiary have been duly authorized and validly issued, are fully paid and nonassessable and are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or adverse claim. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than (i) the subsidiaries listed in Exhibit 21 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 and (ii) such other entities omitted from Exhibit 21 which, when such omitted entities are considered in the aggregate as a single subsidiary, would not constitute a “significant subsidiary” within the meaning of Rule 1-02(w) of Regulation S-X.

(l) Capitalization and Other Capital Stock Matters. The authorized, issued and outstanding capital stock of the Company is as set forth in each Applicable Prospectus under the caption “Capitalization” (other than for subsequent issuances, if any, pursuant to employee benefit plans described in the Time of Sale Prospectus or upon the exercise of outstanding options or warrants described in each Applicable Prospectus). The Shares (including the Offered Shares) conform in all material respects to the description thereof contained in the Time of Sale Prospectus. All of the issued and outstanding Shares have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with federal and state securities laws. None of the outstanding Shares was issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than those accurately described in each Applicable Prospectus. The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in each Applicable Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights. Except as described in the Prospectus, the Company has not sold or issued any Shares during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act other than Shares issued pursuant to employee benefit plans, qualified stock options plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

(m) Stock Exchange Listing. The Shares are registered pursuant to Section 12(b) of the Exchange Act and are listed on the Nasdaq Global Market, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Shares under the Exchange Act or delisting the Shares from the Nasdaq Global Market, nor has the Company received any notification or have any reason to believe that it will or is reasonably likely to receive a notification that the Commission or the Nasdaq Global Market is contemplating terminating such registration or listing, including without limitation for any violation of Nasdaq Marketplace Rule 4350(i)(1)(D) in connection with this Offering or otherwise.

(n) Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. Neither the Company nor any of its subsidiaries is in violation of its charter or by-laws, partnership agreement or operating agreement or similar organizational document, as applicable, or is in default (or, with the giving of notice or lapse of time, would be in default) (“Default”) under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound (including, without limitation, any credit agreement, indenture, pledge agreement, security agreement or other instrument or agreement evidencing, guaranteeing, securing or relating to indebtedness of the Company or any of its subsidiaries), or to which any of the property or assets of the Company or any of its subsidiaries is subject (each, an “Existing Instrument”), except for such Defaults as would not, individually or in the aggregate, result in a Material Adverse Change. The Company’s execution, delivery and performance of each of this Agreement, the Subscription Agreements and the Escrow Agreement, the consummation of the transactions contemplated hereby and by each Applicable Prospectus and the issuance and sale of the Offered Securities (i) have been duly authorized by all necessary corporate action and will not result in any violation of the provisions of the charter or by-laws, partnership agreement or operating agreement or similar organizational document of the Company or any subsidiary, as applicable, (ii) will not conflict with or constitute a breach of, or Default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument and (iii) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company or any subsidiary. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Company’s execution, delivery and performance of this Agreement, the Subscription Agreements and the Escrow Agreement and consummation of the transactions contemplated hereby and by each Applicable Prospectus, except such as have been obtained or made by the Company and are in full force and effect under the Securities Act, applicable state securities or blue sky laws and from the NASD.

(o) No Material Actions or Proceedings. Except as otherwise disclosed in each Applicable Prospectus, there are no legal or governmental actions, suits or proceedings pending or, to the Company’s knowledge, threatened (i) against or affecting the Company or any of its subsidiaries, (ii) which have as the subject thereof any officer or director of, or property owned or leased by, the Company or any of its subsidiaries or (iii) relating to environmental or discrimination matters, where in any such case (A) there is a reasonable possibility that such action, suit or proceeding might be determined adversely to the Company, such subsidiary or such officer or director, (B) any such action, suit or proceeding, if so determined adversely, would reasonably be expected to result in a Material Adverse Change or adversely affect the consummation of the transactions contemplated by this Agreement or (C) any such action, suit or proceeding is or would be material in the context of the sale of Shares. No material labor dispute with the employees of the Company or any of its subsidiaries exists or, to the Company’s knowledge, is threatened or imminent.

(p) Intellectual Property Rights. The Company and its subsidiaries own or possess sufficient trademarks, trade names, patent rights, copyrights, domain names, licenses, approvals, trade secrets and other similar rights (collectively, “Intellectual Property Rights”) reasonably necessary to conduct their businesses as now conducted; and the expected expiration of any of such Intellectual Property Rights would not result in a Material Adverse Change. Neither the Company nor any of its subsidiaries has received, or has any reason to believe that it will receive, any notice of infringement or conflict with asserted Intellectual Property Rights of others. The Company is not a party to or bound by any options, licenses or agreements with respect to the Intellectual Property Rights of any other person or entity that are required to be set forth in the Prospectus and are not described therein. (The Time of Sale Prospectus contains in all material respects the same description of the matters set forth in the preceding sentence contained in the Prospectus.) None of the technology employed by the Company or any of its subsidiaries has been obtained or is being used by the Company or any of its subsidiaries in violation of any contractual obligation binding on the Company or any of its subsidiaries or, to the Company’s knowledge, any of its or its subsidiaries’ officers, directors or employees or otherwise in violation of the rights of any persons.

(q) All Necessary Permits, etc.The Company and each subsidiary possess such valid and current certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses, and neither the Company nor any subsidiary has received, or has any reason to believe that it will receive, any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could result in a Material Adverse Change.

(r) Title to Properties. Except as otherwise disclosed in each Applicable Prospectus, the Company and each of its subsidiaries has good and marketable title to all of the real and personal property and other assets reflected as owned in the financial statements referred to in Section 2 (i) above (or elsewhere in any Applicable Prospectus), in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, adverse claims and other defects, except such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company or such subsidiary. The real property, improvements, equipment and personal property held under lease by the Company or any subsidiary are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company or such subsidiary.

(s) Tax Law Compliance. The Company and its consolidated subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 2 (i) above in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any of its consolidated subsidiaries has not been finally determined.

(t) Company Not an “Investment Company”. The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Company is not, and will not be, either after receipt of payment for the Offered Shares or after the application of the proceeds therefrom as described under “Use of Proceeds” in each Applicable Prospectus, an “investment company” within the meaning of Investment Company Act.

(u) Insurance. Each of the Company and its subsidiaries are insured pursuant to policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses including, but not limited to, policies covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and policies covering the Company and its subsidiaries for product liability claims and clinical trial liability claims. The Company has no reason to believe that it or any subsidiary will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change. Neither of the Company nor any subsidiary has been denied any insurance coverage which it has sought or for which it has applied.

(v) No Price Stabilization or Manipulation; Compliance with Regulation M. The Company has not taken, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Shares or any other “reference security” (as defined in Rule 100 of Regulation M under the Exchange Act (“Regulation M”)) whether to facilitate the sale or resale of the Offered Shares or otherwise, and has taken no action which would directly or indirectly violate Regulation M.

(w) Related Party Transactions. There are no business relationships or related-party transactions involving the Company or any of its subsidiaries or any other person required to be described in each Applicable Prospectus which have not been described as required. (The Time of Sale Prospectus contains in all material respects the same description of the matters set forth in the preceding sentence contained in the Prospectus.)

(x) NASD Matters. All of the information provided to the Placement Agent or to counsel for the Placement Agent by the Company, its officers and directors and the holders of any securities (debt or equity) or options to acquire any securities of the Company in connection with letters, filings or other supplemental information provided to NASD Regulation Inc. pursuant to NASD Conduct Rule 2710 or 2720, if any, is true, complete and correct.

(y) Parties to Lock-Up Agreements. Each of the Company’s directors and executive officers listed in Exhibit C has executed and delivered to the Placement Agent a lock-up agreement substantially in the form of Exhibit D hereto. Exhibit C hereto contains a true, complete and correct list of all directors and executive officers of the Company. If any additional persons shall become directors or executive officers of the Company prior to the end of the Company Lock-up Period (as defined below), the Company shall cause each such person, prior to or contemporaneously with their appointment or election as a director or executive officer of the Company, to execute and deliver to the Placement Agent an agreement in the form attached hereto as Exhibit D.

(z) Statistical and Market-Related Data. The statistical, demographic and market-related data included in the Registration Statement and each Applicable Prospectus are based on or derived from sources that the Company believes to be reliable and accurate or represent the Company’s good faith estimates that are made on the basis of data derived from such sources.

(aa) S-3 Eligibility. At the time the Registration Statement was originally declared effective and at the time the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 (the “Annual Report”) was filed with the Commission, the Company met the then applicable requirements for use of Form S-3 under the Securities Act. The Company meets the requirements for use of Form S-3 under the Securities Act specified in Conduct Rule 2710(b)(7)(C)(i) of the National Association of Securities Dealers Inc. (the “NASD”).

(bb) Exchange Act Compliance.The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act, and, when read together with the other information in the Prospectus, at the time the Registration Statement and any amendments thereto become effective and at the Closing Date will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(cc) No Unlawful Contributions or Other Payments. Neither the Company nor any of its subsidiaries nor, to the Company’s knowledge, any employee or agent of the Company or any subsidiary, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law or regulation of the character required to be disclosed in the Registration Statement and each Applicable Prospectus.

(dd) Disclosure Controls and Procedures; Deficiencies in or Changes to Internal Control Over Financial Reporting. The Company has established and maintains disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)), which (i) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared; (ii) have been evaluated by management of the Company for effectiveness as of the end of the Company’s most recent fiscal quarter; and (iii) are effective in all material respects to perform the functions for which they were established. The Company is not aware of (i) any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting. The Company is not aware of any change in its internal control over financial reporting that has occurred during its most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(ee) Compliance with Environmental Laws. Except as described in each Applicable Prospectus and except as would not, singly or in the aggregate, result in a Material Adverse Change, (i) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (ii) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (iii) there are no pending or, to the Company’s knowledge, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (iv) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

(ff) ERISA Compliance. The Company and its subsidiaries and any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by the Company, its subsidiaries or their “ERISA Affiliates” (as defined below) are in compliance in all material respects with ERISA. “ERISA Affiliate” means, with respect to the Company or a subsidiary, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the “Code”) of which the Company or such subsidiary is a member. No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates. No “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA). Neither the Company, its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

(gg) Brokers. Except for the fee payable to the Placement Agent as described in the Time of Sale Prospectus and the Prospectus, there is no broker, finder or other party that is entitled to receive from the Company any brokerage or finder’s fee or other fee or commission as a result of any transactions contemplated by this Agreement.

(hh) No Outstanding Loans or Other Extensions of Credit.Since the adoption of Section 13(k) of the Exchange Act, neither the Company nor any of its subsidiaries has extended or maintained credit, arranged for the extension of credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer (or equivalent thereof) of the Company and/or such subsidiary except for such extensions of credit as are expressly permitted by Section 13(k) of the Exchange Act.

(ii) Compliance with Laws. The Company has not been advised, and has no reason to believe, that it and each of its subsidiaries are not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, except where failure to be so in compliance would not result in a Material Adverse Change.

(jj) Foreign Corrupt Practices Act. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that has resulted or would result in a violation of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; and the Company and its subsidiaries and, to the knowledge of the Company, the Company’s affiliates have conducted their respective businesses in compliance with the FCPA.

(kk) OFAC. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or person acting on behalf of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of this offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

Any certificate signed by any officer of the Company or any of its subsidiaries and delivered to the Placement Agent or to counsel for the Placement Agent shall be deemed a representation and warranty by the Company to the Placement Agent as to the matters covered thereby.

The Company acknowledges that the Placement Agent and, for purposes of the opinions to be delivered pursuant to Section 7 hereof, counsel to the Company and counsel to the Placement Agent, will rely upon the accuracy and truthfulness of the foregoing representations and hereby consents to such reliance.

Section 3. Purchase, Sale and Delivery of the Offered Shares.

 (a) The Offered Shares. The Company agrees to issue and sell to the Purchasers the Offered Shares upon the terms set forth in the Subscription Agreements. The purchase price per Offered Share to be paid by the Purchasers to the Company shall be $2.50 per share.

(b) The Closing Date. Delivery of certificates for the Offered Shares to be purchased by the Purchasers and payment therefor shall be made at the offices of the Placement Agent, 520 Madison Avenue, New York, New York (or such other place as may be agreed to by the Company and the Placement Agent) at 9:00 a.m. New York time, on December 12, 2007 (the time and date of such closing are called the “Closing Date”). The Company hereby acknowledges that circumstances under which the Placement Agent may provide notice to postpone the Closing Date as originally scheduled include, but are in no way limited to, any determination by the Company or the Placement Agent to recirculate to the public copies of an amended or supplemented Prospectus.

(c) Payment for the Offered Shares. Payment for the Offered Shares shall be made at the Closing Date by wire transfer of immediately available funds to the order of the Company.

 (d) Delivery of the Offered Shares. The Company shall deliver, or cause to be delivered, to the Purchasers certificates for the Offered Shares at the Closing Date, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The certificates for the Offered Shares shall be in definitive form and registered in such names and denominations as the Purchasers shall have requested at least two full business days prior to the Closing Date and shall be made available for inspection on the business day preceding the Closing Date at a location in New York City as the Placement Agent may designate. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Purchasers.

Section 4. Additional Covenants.

The Company further covenants and agrees with the Placement Agent as follows:

(a) Delivery of Registration Statement, Time of Sale Prospectus and Prospectus.Upon request, the Company shall furnish to the Placement Agent, without charge, two copies of the Registration Statement, any amendments thereto and any Rule 462(b) Registration Statement (including exhibits thereto) and shall furnish to the Placement Agent in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 4(e) or 4(f) below, as many copies of the Time of Sale Prospectus, the Prospectus and any supplements and amendments thereto or to the Registration Statement as the Placement Agent may reasonably request.

(b) Placement Agent’s Review of Proposed Amendments and Supplements.Prior to amending or supplementing the Registration Statement (including any registration statement filed under Rule 462(b) under the Securities Act), any preliminary prospectus, the Time of Sale Prospectus or the Prospectus (including any amendment or supplement through incorporation of any report filed under the Exchange Act), the Company shall furnish to the Placement Agent for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of each such proposed amendment or supplement, and the Company shall not file or use any such proposed amendment or supplement without the Placement Agent’s consent (which shall not be unreasonably withheld), and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

(c) Free Writing Prospectuses.The Company shall furnish to the Placement Agent for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of each proposed free writing prospectus or any amendment or supplement thereto to be prepared by or on behalf of, used by, or referred to by the Company and the Company shall not file, use or refer to any proposed free writing prospectus or any amendment or supplement thereto without the Placement Agent’s consent. Upon request, the Company shall furnish to the Placement Agent, without charge, as many copies of any free writing prospectus prepared by or on behalf of, or used by the Company, as the Placement Agent may reasonably request. If at any time when a prospectus is required by the Securities Act (including, without limitation, pursuant to Rule 173(d)) to be delivered in connection with sales of the Offered Shares (but in any event if at any time through and including the Closing Date) there occurred or occurs an event or development as a result of which any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company conflicted or would conflict with the information contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company shall promptly amend or supplement such free writing prospectus to eliminate or correct such conflict or so that the statements in such free writing prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at such subsequent time, not misleading, as the case may be; provided, however, that prior to amending or supplementing any such free writing prospectus, the Company shall furnish to the Placement Agent for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of such proposed amended or supplemented free writing prospectus and the Company shall not file, use or refer to any such amended or supplemented free writing prospectus without the Placement Agent’s consent.

(d) Filing of Free Writing Prospectuses. The Company shall not to take any action that would result in the Placement Agent or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Placement Agent that the Placement Agent otherwise would not have been required to file thereunder.

(e) Amendments and Supplements to Time of Sale Prospectus. If the Time of Sale Prospectus is being used to solicit offers to buy the Shares at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus so that the Time of Sale Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when delivered to a prospective purchaser, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement, or if, in the opinion of counsel for the Placement Agent, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, including the Securities Act, the Company shall (subject to Sections 4(b) and 4(c)) forthwith prepare, file with the Commission and furnish, at its own expense, to the Placement Agent and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when delivered to a prospective purchaser, not misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law including the Securities Act.

(f) Securities Act Compliance. After the date of this Agreement, the Company shall promptly advise the Placement Agent in writing (i) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission, (ii) of the time and date of any filing of any post-effective amendment to the Registration Statement, any Rule 462(b) Registration Statement or any amendment or supplement to any Prospectus, the Time of Sale Prospectus, any free writing prospectus or the Prospectus, (iii) of the time and date that any post-effective amendment to the Registration Statement or any Rule 462(b) Registration Statement becomes effective and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto, any Rule 462(b) Registration Statement or any amendment or supplement to any preliminary prospectus, the Time of Sale Prospectus or the Prospectus or of any order preventing or suspending the use of any preliminary prospectus, the Time of Sale Prospectus, any free writing prospectus or the Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation the Shares from any securities exchange upon which they are listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes. If the Commission shall enter any such stop order at any time, the Company will use its best efforts to obtain the lifting of such order at the earliest possible moment. Additionally, the Company agrees that it shall comply with the provisions of Rule 424(b), Rule 433 and Rule 430B, as applicable, under the Securities Act and will use its reasonable efforts to confirm that any filings made by the Company under such Rule 424(b) or Rule 433 were received in a timely manner by the Commission.

(g) Amendments and Supplements to the Prospectus and Other Securities Act Matters. If any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus so that the Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if in the reasonable opinion of the Placement Agent or counsel for the Placement Agent it is otherwise necessary to amend or supplement the Prospectus to comply with applicable law, including the Securities Act, the Company agrees (subject to Section 4(b) and 4(c)) to promptly prepare, file with the Commission and furnish at its own expense to the Placement Agent and to dealers, amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law including the Securities Act. Neither the Placement Agent’s consent to, or delivery of, any such amendment or supplement shall constitute a waiver of any of the Company’s obligations under Sections 4(b) or 4(c).

(h) Blue Sky Compliance. The Company shall cooperate with the Placement Agent and counsel for the Placement Agent to qualify or register the Offered Shares for sale under (or obtain exemptions from the application of) the state securities or blue sky laws of those jurisdictions designated by the Placement Agent, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Offered Shares. The Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company will advise the Placement Agent promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Offered Shares for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

(i) Use of Proceeds. The Company shall apply the net proceeds from the sale of the Offered Shares sold by it in the manner described under the caption “Use of Proceeds” in each Applicable Prospectus.

(j) Transfer Agent. The Company shall engage and maintain, at its expense, a registrar and transfer agent for the Shares.

(k) Earnings Statement. As soon as practicable, but in any event no later than 12 months after the date of this Agreement, the Company will make generally available to its security holders and upon request to the Placement Agent an earnings statement (which need not be audited) covering a period of at least 12 months beginning after the date of this Agreement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

(l) Exchange Act Compliance. During the period when a prospectus is required by the Securities Act to be delivered in connection with sales of the Offered Shares (but in any event if at any time through and including the Closing Date), the Company shall file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act in the manner and within the time periods required by the Exchange Act.

(m) Listing. The Company will use its best efforts to maintain the listing of the Shares on the Nasdaq Global Market.

(n) Company to Provide Copy of the Prospectus in Form That May be Downloaded from the Internet. The Company shall cause to be prepared and delivered, at its expense, within one business day from the effective date of this Agreement, to the Placement Agent an “electronic Prospectus” to be used by the Placement Agent in connection with the offering and sale of the Offered Shares. As used herein, the term “electronic Prospectus” means a form of Time of Sale Prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, satisfactory to the Placement Agent, that may be transmitted electronically by the Placement Agent to offerees and purchasers of the Offered Shares; (ii) it shall disclose the same information as the paper Time of Sale Prospectus, except to the extent that graphic and image material cannot be disseminated electronically, in which case such graphic and image material shall be replaced in the electronic Prospectus with a fair and accurate narrative description or tabular representation of such material, as appropriate; and (iii) it shall be in or convertible into a paper format or an electronic format, satisfactory to the Placement Agent, that will allow investors to store and have continuously ready access to the Time of Sale Prospectus at any future time, without charge to investors (other than any fee charged for subscription to the Internet as a whole and for on-line time). The Company hereby confirms that it has included or will include in the Prospectus filed pursuant to EDGAR or otherwise with the Commission and in the Registration Statement at the time it was declared effective an undertaking that, upon receipt of a request by an investor or his or her representative, the Company shall transmit or cause to be transmitted promptly, without charge, a paper copy of the Time of Sale Prospectus.

(o) Agreement Not to Offer or Sell Additional Shares. During the period commencing on and including the date hereof and ending on and including the 60 day following the date of this Agreement (as the same may be extended as described below, the “Lock-up Period”), the Company will not, without the prior written consent of the Placement Agent, directly or indirectly, sell (including, without limitation, any short sale), offer, contract or grant any option to sell, pledge, transfer or establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the Securities Act in respect of, any Shares, options, rights or warrants to acquire Shares or securities exchangeable or exercisable for or convertible into Shares (other than as contemplated by this Agreement with respect to the Offered Shares) or publicly announce the intention to do any of the foregoing; provided, however, that the Company may issue (A) Shares or options to purchase Shares to unaffiliated third parties in connection with or pursuant to joint ventures, collaborative arrangements, strategic alliances or similar transactions the primary purpose of which is not for capital raising, (B) other than during the 30 days following the date of this Agreement, Shares to Kingsbridge Capital Limited under the Company’s Committed Equity Financing Facility, and (C) options to purchase Shares, or issue Shares upon exercise of options, pursuant to any stock option, stock bonus or other stock plan or arrangement described in each Applicable Prospectus or subsequently approved by the Company’s stockholders. Notwithstanding the foregoing, if (i) during the last 17 days of the Lock-up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (ii) prior to the expiration of the Lock-up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-up Period, then in each case the Lock-up Period will be extended until the expiration of the 18-day period beginning on the date of the issuance of the earnings release or the occurrence of the material news or material event, as applicable, unless the Placement Agent waives, in writing, such extension, except that such extension will not apply if, within three business days prior to the 15th calendar day before the last day of the Lock-up Period, the Company delivers a certificate, signed by the Chief Financial Officer or Chief Executive Officer of the Company, certifying on behalf of the Company that (i) the Shares are “actively traded securities” (as defined in Regulation M), (ii) the Company meets the applicable requirements of paragraph (a)(1) of Rule 139 under the Securities Act in the manner contemplated by NASD Conduct Rule 2711(f)(4), and (iii) the provisions of NASD Conduct Rule 2711(f)(4) are not applicable to any research reports relating to the Company published or distributed by the Placement Agent during the 15 days before or after the last day of the Lock-up Period (before giving effect to such extension). The Company will provide the Placement Agent with prior notice of any such announcement that gives rise to an extension of the Lock-up Period.

(p) Investment Limitation. The Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Offered Shares in such a manner as would require the Company or any of its subsidiaries to register as an investment company under the Investment Company Act.

(q) No Stabilization or Manipulation; Compliance with Regulation M. The Company will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Shares or any other reference security, whether to facilitate the sale or resale of the Offered Shares or otherwise, and the Company will, and shall cause each of its affiliates to, comply with all applicable provisions of Regulation M. If the limitations of Rule 102 of Regulation M (“Rule 102”) do not apply with respect to the Offered Shares or any other reference security pursuant to any exception set forth in Section (d) of Rule 102, then promptly upon notice from the Placement Agent (or, if later, at the time stated in the notice), the Company will, and shall cause each of its affiliates to, comply with Rule 102 as though such exception were not available but the other provisions of Rule 102 (as interpreted by the Commission) did apply.

(r) Existing Lock-Up Agreements. During the Lock-up Period, the Company will enforce all existing agreements between the Company and any of its security holders that prohibit the sale, transfer, assignment, pledge or hypothecation of any of the Company’s securities. In addition, the Company will direct the transfer agent to place stop transfer restrictions upon any such securities of the Company that are bound by such existing “lock-up” agreements for the duration of the periods contemplated in such agreements, including, without limitation, “lock-up” agreements entered into by the Company’s officers and directors pursuant to Section 7(h).

The Placement Agent may, in its sole discretion, waive in writing the performance by the Company of any one or more of the foregoing covenants or extend the time for their performance.

Section 5. Payment of Expenses. The Company agrees to pay, or reimburse if paid by the Placement Agent, all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including without limitation (i) all expenses incident to the issuance and delivery of the Offered Shares (including all printing and engraving costs), (ii) all fees and expenses of the registrar and transfer agent of the Shares, (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Offered Shares to the Purchasers, (iv) all fees and expenses of the Company’s counsel, independent public or certified public accountants and other advisors, (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), the Time of Sale Prospectus, the Prospectus, any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company, and each preliminary prospectus, and all amendments and supplements thereto, and this Agreement, (vi) all filing fees, reasonable attorneys’ fees and expenses incurred by the Company or the Placement Agent in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Offered Shares for offer and sale under the state securities or blue sky laws, and, if requested by the Placement Agent, preparing and printing a “Blue Sky Survey” or memorandum, and any supplements thereto, advising the Placement Agent of such qualifications, registrations, determinations and exemptions, which fees shall not exceed $5,000, (vii) the fees and expenses associated with listing the Shares on the Nasdaq Global Market, (viii) all other fees, costs and expenses of the nature referred to in Item 14 of Part II of the Registration Statement. Except as provided in this Section 5, Section 8, Section 9 and Section 10 hereof, the Placement Agent shall pay its own expenses, including the fees and disbursements of its counsel in excess of the amounts described above.

Section 6. Covenant of the Placement Agent. The Placement Agent covenants with the Company not to take any action that would result in the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Placement Agent that otherwise would not be required to be filed by the Company thereunder, but for the action of the Placement Agent.

Section 7. Conditions of the Obligations of the Placement Agent. The obligations of the Placement Agent hereunder and the Purchasers under the Subscription Agreements, shall be subject to the accuracy of the representations and warranties on the part of the Company set forth in Section 2 hereof as of the date hereof and as of the Closing Date as though then made, to the timely performance by the Company of its covenants and other obligations hereunder, and to each of the following additional conditions:

(a)  Accountants’ Comfort Letter; Chief Financial Officer Certificate. On the date hereof, the Placement Agent shall have received from Ernst & Young LLP, independent public or certified public accountants for the Company, (i) a letter dated the date hereof addressed to the Placement Agent, in form and substance satisfactory to the Placement Agent, containing statements and information of the type ordinarily included in accountant’s “comfort letters” to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the audited and unaudited financial statements and certain financial information contained in the Registration Statement, Time of Sale Prospectus, and each free writing prospectus, if any, and, with respect to each letter dated the date hereof only, the Prospectus, and (ii) confirming that they are (A) independent public or certified public accountants as required by the Securities Act and the Exchange Act and (B) in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X. On the date hereof, the Company shall have furnished to the Placement Agent a certificate, dated the date hereof, of its Chief Financial Officer in the form set forth in Exhibit E attached hereto.

(b) Compliance with Registration Requirements; No Stop Order; No Objection from NASD. For the period from and after effectiveness of this Agreement and prior to the Closing Date:

(i)  the Company shall have filed the Prospectus with the Commission (including the information previously omitted from the Registration Statement pursuant to Rule 430B under the Securities Act) in the manner and within the time period required by Rule 424(b) under the Securities Act; or the Company shall have filed a post-effective amendment to the Registration Statement containing the information previously omitted pursuant to such Rule 430B, and such post-effective amendment shall have become effective;

(ii)  no stop order suspending the effectiveness of the Registration Statement, any Rule 462(b) Registration Statement, or any post-effective amendment to the Registration Statement, shall be in effect and no proceedings for such purpose shall have been instituted or threatened by the Commission; and

(iii)  the NASD shall have raised no objection to the fairness and reasonableness of the compensation allowable or payable to the Placement Agent as described in the Prospectus.

(c)  No Material Adverse Change or Ratings Agency Change. For the period from and after the date of this Agreement and through and including the Closing Date, in the judgment of the Placement Agent there shall not have occurred any Material Adverse Change.

(d) Opinion of Counsel for the Company. On the Closing Date the Placement Agent shall have received (i) the opinion of Dickstein Shapiro LLP, corporate counsel for the Company, dated as of such Closing Date, the form of which is attached as Exhibit A and to such further effect as counsel for the Placement Agent shall reasonably request and (ii) the opinion of Drinker, Biddle & Reath LLP, intellectual property counsel for the Company, dated as of such Closing Date, the form of which is attached as Exhibit B and to such further effect as counsel for the Placement Agent shall reasonably request.

(e) Opinion of Counsel for the Placement Agent. On the Closing Date the Placement Agent shall have received the opinion of Goodwin Procter LLP, counsel for the Placement Agent, in form and substance satisfactory to the Placement Agent, dated as of the Closing Date.

(f) Officers’ Certificate. On the Closing Date the Placement Agent shall have received a written certificate executed by the Chief Executive Officer or President of the Company and the Chief Financial Officer of the Company, on behalf of the Company, dated as of such Closing Date, to the effect set forth in subsections (b)(ii) of this Section 7, and further to the effect that:

(i)  for the period from and including the date of this Agreement through and including such Closing Date, there has not occurred any Material Adverse Change;

(ii)  the representations, warranties and covenants of the Company set forth in Section 2 of this Agreement are true and correct with the same force and effect as though expressly made on and as of such Closing Date; and

(iii)  the Company has complied with all the agreements hereunder and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date.

(g) Bring-down Comfort Letter; Bring-down Chief Financial Officer Certificate. On the Closing Date the Placement Agent shall have received from Ernst & Young LLP, independent public or certified public accountants for the Company, a letter dated such date, in form and substance satisfactory to the Placement Agent, to the effect that they reaffirm the statements made in the letter furnished by them pursuant to subsection (a) of this Section 7, except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the Closing Date. On the Closing Date, the Company shall have furnished to the Placement Agent a certificate, dated the date hereof, of its Chief Financial Officer in the form set forth in Exhibit F attached hereto.

(h)Subscription Agreements. The Company shall have entered into the Subscription Agreements with each of the Purchasers and such agreements shall be in full force and effect.

(i)Escrow Agreement. The Company shall have entered into the Escrow Agreement and such agreement shall be in full force and effect.

(j)Lock-Up Agreement from Certain Securityholders of the Company. On or prior to the date hereof, the Company shall have furnished to the Placement Agent an agreement in the form of Exhibit D hereto from the persons listed on Exhibit C hereto, and such agreement shall be in full force and effect on the Closing Date.

(k) Rule 462(b) Registration Statement. In the event that a Rule 462(b) Registration Statement is filed in connection with the offering contemplated by this Agreement, such Rule 462(b) Registration Statement shall have been filed with the Commission on the date of this Agreement and shall have become effective automatically upon such filing.

(k) Additional Documents. On or before the Closing Date, the Placement Agent and counsel for the Placement Agent shall have received such information, documents and opinions as they may reasonably request for the purposes of enabling them to pass upon the issuance and sale of the Offered Shares as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Offered Shares as contemplated herein and in connection with the other transactions contemplated by this Agreement shall be satisfactory in form and substance to the Placement Agent and counsel for the Placement Agent.

If any condition specified in this Section 7 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Placement Agent by notice to the Company at any time on or prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 5, Section 7 and Section 9 shall at all times be effective and shall survive such termination.

Section 8. Reimbursement of Placement Agent’s Expenses. If this Agreement is terminated by the Placement Agent pursuant to Section 7 or Section 11, or if the sale of the Offered Shares on the Closing Date is not consummated because of any refusal, inability or failure on the part of the Company to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse the Placement Agent upon demand for all reasonable out-of-pocket expenses that shall have been reasonably incurred by the Placement Agent in connection with the proposed purchase and the offering and sale of the Offered Shares, including but not limited to fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

Section 9. Indemnification.

(a) Indemnification of the Placement Agent. The Company agrees to indemnify and hold harmless the Placement Agent, its officers and employees, affiliates, members, agents, directors, officers and representatives, and each person, if any, who controls the Placement Agent within the meaning of the Securities Act or the Exchange Act (collectively the “Placement Agent Indemnified Parties,” and each a “Placement Agent Indemnified Party”) against any loss, claim, damage, liability or expense, as incurred, to which such Placement Agent Indemnified Party may become subject, under the Securities Act, the Exchange Act, other federal or state statutory law or regulation or at common law or otherwise (including in settlement of any litigation, if such settlement is effected in accordance with this Agreement), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430B under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Time of Sale Prospectus, any free writing prospectus that the Company has used, referred to or filed, or is required to file, pursuant to Rule 433(d) of the Securities Act or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iii) any act or failure to act or any alleged act or failure to act by the Placement Agent Indemnified Parties in connection with, or relating in any manner to, the Shares or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon any matter covered by clause (i) or (ii) above, provided that the Company shall not be liable under this clause (iii) to the extent that a court of competent jurisdiction shall have determined by a final judgment that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by the Placement Agent through its bad faith or willful misconduct; and to reimburse the Placement Agent Indemnified Parties for any and all reasonable expenses (including the fees and disbursements of counsel chosen by the Placement Agent) as such expenses are incurred by the Placement Agent or such officer, employee or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Placement Agent expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any such free writing prospectus or the Prospectus (or any amendment or supplement thereto), it being understood and agreed that the only such information furnished by the Placement Agent to the Company consists of the information described in subsection (b) below; provided, further, that with respect to the preliminary prospectus only and not any free writing prospectus or any other writing or instrument, the foregoing indemnity agreement shall not inure to the benefit of the Placement Agent Indemnified Parties from whom the person asserting any loss, claim, damage, liability or expense purchased Offered Shares, if a copy of the Time of Sale Prospectus or the Prospectus (in each case, as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of the Placement Agent to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Offered Shares to such person, and if the Time of Sale Prospectus or the Prospectus (in each case, as so amended or supplemented), as applicable, would have cured the defect giving rise to such loss, claim, damage, liability or expense, unless such failure is the result of noncompliance by the Company with Section 4(a) hereof. The indemnity agreement set forth in this Section 9(a) shall be in addition to any liabilities that the Company may otherwise have.

(b) Indemnification of the Company, its Directors and Officers. The Placement Agent agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, or any such director, officer or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Placement Agent), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any preliminary prospectus the Time of Sale Prospectus, any free writing prospectus that the Company has used, referred to or filed, or is required to file, pursuant to Rule 433(d) of the Securities Act or the Prospectus (or such amendment or supplement thereto), or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, such preliminary prospectus, the Time of Sale Prospectus, such free writing prospectus that the Company has used, referred to or filed, or is required to file, pursuant to Rule 433(d) of the Securities Act, the Prospectus (or such amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company by the Placement Agent expressly for use therein; and to reimburse the Company, or any such director, officer or controlling person for any and all reasonable expenses (including the fees and disbursements of counsel chosen by the Company, or any such director, officer or controlling person, as applicable) as such expenses are incurred by the Company, or any such director, officer or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The Company hereby acknowledges that the only information that the Placement Agent has furnished to the Company expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) of the Securities Act or the Prospectus (or any amendment or supplement thereto) are the statements set forth in the last paragraph on the cover page of the Prospectus concerning the terms of the offering by the Placement Agent and the statements concerning the Placement Agent contained in the first paragraph under the caption “Plan of Distribution”. The indemnity agreement set forth in this Section 9(b) shall be in addition to any liabilities that the Placement Agent may otherwise have.

(c) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 9 or to the extent it is not materially prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the fees and expenses of more than one separate counsel (together with local counsel), representing the indemnified parties who are parties to such action) , which counsel (together with any local counsel) for the indemnified parties shall be selected by the Placement Agent (in the case of counsel for the indemnified parties referred to in Section 9(a) above) or by the Company (in the case of counsel for the indemnified parties referred to in Section 9(b) above)) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party and shall be paid as they are incurred.

(d) Settlements. The indemnifying party under this Section 9 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 9(c) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or any failure to act, by or on behalf of the indemnified party.

Section 10. Contribution.If the indemnification provided for in Section 9 is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Placement Agent, on the other hand, from the offering of the Offered Shares pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Placement Agent, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Placement Agent, on the other hand, in connection with the offering of the Offered Shares pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Offered Shares pursuant to this Agreement (after deducting the aggregate placement agent’s fee but before deducting expenses) received by the Company, and the aggregate placement agent’s fee received by the Placement Agent, in each case as set forth on the front cover page of the Prospectus bear to the aggregate public offering price of the Offered Shares as set forth on such cover. The relative fault of the Company, on the one hand, and the Placement Agent, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Placement Agent, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 9(c), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 9(c) with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 10; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 9(c) for purposes of indemnification.

The Company and the Placement Agent agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 10.

Notwithstanding the provisions of this Section 10, the Placement Agent shall not be required to contribute any amount in excess of the aggregate placement agent’s fee received by the Placement Agent in connection with the Offered Shares. No person guilty of fraudulent misrepresentation (within the meaning of Section 12(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 10, each Placement Agent Indemnified Party shall have the same rights to contribution as the Placement Agent, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company with the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company.

Section 11. Termination of this Agreement. Prior to the purchase of the Offered Shares by the Purchasers on the Closing Date this Agreement may be terminated by the Placement Agent by notice given to the Company if at any time: (i) trading or quotation in any of the Company’s securities shall have been suspended or limited by the Commission or by the Nasdaq Global Market, or trading in securities generally on either the Nasdaq Stock Market or the New York Stock Exchange shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges by the Commission or the NASD; (ii) a general banking moratorium shall have been declared by any of federal or New York; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States’ or international political, financial or economic conditions, as in the judgment of the Placement Agent is material and adverse and makes it impracticable to market the Offered Shares in the manner and on the terms described in the Time of Sale Prospectus or to enforce contracts for the sale of securities; (iv) in the judgment of the Placement Agent there shall have occurred any Material Adverse Change; or (v) the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the judgment of the Placement Agent may interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured. Any termination pursuant to this Section 11 shall be without liability on the part of (a) the Company to the Placement Agent, except that the Company shall be obligated to reimburse the expenses of the Placement Agent pursuant to Sections 5 and 8 hereof, (b)  the Placement Agent to the Company, or (c) of any party hereto to any other party except that the provisions of Section 9 and Section 10 shall at all times be effective and shall survive such termination.

Section 12. No Advisory or Fiduciary Relationship. The Company acknowledges and agrees that (a) the purchase and sale of the Offered Shares by the Purchasers, including the determination of the public offering price of the Offered Shares and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the Placement Agent, on the other hand, (b) in connection with the offering contemplated hereby and the process leading to such transaction the Placement Agent is and has been acting solely as a principal and is not the agent or fiduciary of the Company, or its stockholders, creditors, employees or any other party, (c) the Placement Agent has not assumed or will not assume an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether the Placement Agent has advised or is currently advising the Company on other matters) and the Placement Agent has no obligation to the Company with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (d) the Placement Agent and its respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company, and (e) the Placement Agent has not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate

Section 13. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company, of its officers and of the Placement Agent set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Placement Agent or the Company or any of its or their partners, officers or directors or any controlling person, as the case may be, and, anything herein to the contrary notwithstanding, will survive delivery of and payment for the Offered Shares sold hereunder and any termination of this Agreement.

Section 14. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to the Placement Agent:

Jefferies & Company, Inc.
520 Madison Avenue
New York, New York 10022
Facsimile: (212) 284-2280
Attention: General Counsel

with a copy to:

Goodwin Procter LLP
Exchange Place
Boston, Massachusetts 02109
Facsimile: (617) 523-1231
Attention: Mitchell S. Bloom, Esq.

If to the Company:

Discovery Laboratories, Inc.
2600 Kelly Road, Suite 100
Warrington, Pennsylvania 18976
Facsimile: (215) 488-9557
Attention: John G. Cooper

and

Dickstein Shapiro LLP
1177 Avenue of the Americas, 47th Floor
New York, New York 10036-2714
Facsimile: 212-299-8686
Attention: Ira L. Kotel, Esq.

Any party hereto may change the address for receipt of communications by giving written notice to the others.

Section 15. Successors; Persons Entitled to Benefit of Agreement. This Agreement will inure to the benefit of and be binding upon the parties hereto, and to the benefit of the employees, officers and directors and controlling persons referred to in Section 9 and Section 10, and in each case their respective successors, and no other person will have any right or obligation hereunder. This Agreement shall also inure to the benefit of the Purchasers, and each of their respective successors and assigns, which shall be third party beneficiaries hereof.

Section 16. Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

Section 17. Governing Law Provisions. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in such state. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in the federal courts of the United States of America located in the Borough of Manhattan in the City of New York or the courts of the State of New York in each case located in the Borough of Manhattan in the City of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court, as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

Section 18. General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Table of Contents and the Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification provisions of Section 9 and the contribution provisions of Section 10, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Sections 9 and 10 hereto fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, each free writing prospectus and the Prospectus (and any amendments and supplements thereto), as required by the Securities Act and the Exchange Act.

[Remainder of Page Intentionally Left Blank.]

Exhibit 10.1

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours, DISCOVERY LABORATORIES, INC.

By:	/s/ David Lopez
Name: David Lopez
Title: EVP

The foregoing Placement Agency Agreement is hereby confirmed and accepted by the Placement Agent in New York, New York as of the date first above written.

JEFFERIES & COMPANY, INC.

By:	/s/ Mark Sahler
Name: Mark Sahler
Title: First Vice President

[Signature Page to Placement Agency Agreement]

SCHEDULE A

Schedule of Free Writing Prospectuses included in the Time of Sale Prospectus:

Filed Pursuant to Rule 433
Issuer Free Writing Prospectus dated December 7, 2007
Relating to Prospectus dated October 11, 2005
Registration No. 333-128929

Up to 10,000,000 Shares

Discovery Laboratories, Inc.

Common Stock

ISSUER FREE WRITING PROSPECTUS

Issuer:	Discovery Laboratories, Inc.

Ticker / Exchange:	DSCO / Nasdaq Global Market

Offering size:	Up to 10,000,000 shares

Public offering price:	$2.50

Net proceeds to Issuer:	We expect the net proceeds from this offering of common stock to be up to approximately $23,590,000 after deducting the estimated placement agent’s fees and estimated offering expenses.

Use of Proceeds:
Except as described in any prospectus supplement or post effective amendment, we currently anticipate using the net proceeds from the sale of our common stock primarily for:

•  Preparing for the anticipated U.S. commercial launch of Surfaxin® for Respiratory Distress Syndrome in premature infants, including establishing our own U.S. commercial sales and marketing organization specialized in neonatal and pediatric indications, enhancing our medical affairs capabilities with medical science liaison personnel deployed throughout the U.S. and enhancing our manufacturing, compliance and regulatory capabilities;

•  Pursuing potential collaboration arrangements with international partners to co-develop and/or co-commercialize our neonatal and pediatric pipeline for Surfaxin and Aerosurf™, and potential world-wide strategic alliances for the development and/or commercialization of our novel Surfaxin Replacement Therapy (SRT) for respiratory conditions and disorders affecting adult patients;

•  Research, development and clinical trial activities associated with ongoing development of Aerosurf, including development and manufacture of a second-generation aerosolization system that will potentially be used in anticipated Phase 2b/3 clinical trials for treatment of respiratory conditions prevalent in the NICU and PICU and, if approved, in the commercial market;

•  Clinical trial costs associated with conducting clinical trials in 2008 and into 2009, including our ongoing Phase 2 and anticipated Phase 3 clinical trials for Surfaxin for the treatment of Acute Respiratory Failure and our anticipated Phase 2b/3 clinical trials for Surfaxin for the prevention of Bronchopulmonary Dysplasia; and

•  Exploratory development of our aerosolized SRT platform in other disease targets, such as Acute Lung Injury and Cystic Fibrosis.

The amounts and timing of the expenditures may vary significantly depending on numerous factors, such as the progress of our research and development efforts, technological advances and the competitive environment for Surfaxin and our other SRT drug candidates and their intended uses. Pending the application of the net proceeds, we are investing the proceeds in short-term, interest-bearing instruments or other investment-grade securities.

Trade date:	December 7, 2007

Settlement date:	December 12, 2007

Placement Agent:	Jefferies & Company, Inc.

THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS FOR FREE BY VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV. ALTERNATIVELY, THE ISSUER, THE PLACEMENT AGENT OR ANY DEALER PARTICIPATING IN THE OFFERING WILL ARRANGE TO SEND YOU THE PROSPECTUS IF YOU REQUEST IT BY CALLING TOLL-FREE 1-888-449-2342.

EXHIBIT A

Opinion of corporate counsel for the Company to be delivered pursuant to Section 7(d)(i) of the Placement Agency Agreement.

i. The Company validly exists under the laws of the State of Delaware, with corporate power and authority to own, lease and operate its properties and to conduct its business as described or incorporated by reference in the Prospectus Supplement and to enter into and perform its obligations under the Placement Agency Agreement and the Subscription Agreement.

ii. The Company is in good standing under the laws of the State of Delaware and is qualified to do business and is in good standing as a foreign corporation in the State of California and the Commonwealth of Pennsylvania.

iii. The authorized, issued and outstanding capital stock of the Company (including the Shares) conforms to the descriptions thereof set forth or incorporated by reference in the Prospectus Supplement.

iv. No stockholder of the Company or any other person has any preemptive right, right of first refusal or other similar right to subscribe for or purchase securities of the Company (i) arising by operation of the Restated Certificate of Incorporation, as amended, or by-laws of the Company or the General Corporation Law of the State of Delaware or (ii) to our knowledge, otherwise.

v. The Placement Agency Agreement and the Subscription Agreements have been duly authorized, executed and delivered by the Company.

vi. The Shares to be purchased by the Purchasers from the Company have been duly authorized for issuance and sale pursuant to the Subscription Agreements and, when issued and delivered by the Company pursuant to the Subscription Agreements against payment of the consideration set forth therein, will be validly issued, fully paid and nonassessable.

vii. The Registration Statement has been declared effective by the Commission under the Securities Act. To our knowledge, no stop order suspending the effectiveness of either of the Registration Statement or the Rule 462(b) Registration Statement, if any, has been issued under the Securities Act and no proceedings for such purpose have been instituted or are pending or are contemplated or threatened by the Commission. Any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) under the Securities Act has been made in the manner and within the time period required by such Rule 424(b).

viii. The statements (i) in the Time of Sale Prospectus under the captions “Risk Factors--Provisions of our Restated Certificate of Incorporation, Shareholders Rights Agreement and Delaware law could defer a change of our management which could discourage or delay offers to acquire us,” “Preferred Stock” and “Common Stock,” and (ii) in the Registration Statement in Item 15, in each case insofar as such statements purport to describe matters of law or certain provisions of documents, instruments, agreements, statutes or regulations referred to therein, are accurate in all material respects.

A-1

ix. To our knowledge, there are no legal or governmental actions, suits or proceedings pending or threatened against the Company which are required to be disclosed in the Registration Statement, other than those disclosed therein.

x. To our knowledge, there are no persons with registration or other similar rights to have any debt or equity securities registered for sale under the Registration Statement or included in the offering contemplated by the Placement Agency Agreement, except for such rights as have been duly waived.

xi. The execution and delivery of the Placement Agency Agreement and the Subscription Agreements by the Company, and the performance by the Company of its obligations under such agreements (other than performance by the Company of its indemnification obligations, as to which no opinion is rendered) will not result in any(i) violation of the provisions of the Restated Certificate of Incorporation, as amended, or by-laws of the Company; (ii) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any of the agreements (the “Material Agreements”) that are exhibits contained in filings made by the Company pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated by reference in the Prospectus Supplement; or (iii) will not result in any violation of any federal or New York law or, to our knowledge any administrative regulation or administrative or court decree, applicable to the Company.

xii. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the consummation of the transactions contemplated by the Placement Agency Agreement, except such as have been obtained or made by the Company and are in full force and effect under the Securities Act, applicable state securities or blue sky laws or The Nasdaq Global Market.

xiii. To our knowledge, the Company is not in violation of its Restated Certificate of Incorporation, as amended, or in default under any of the Material Agreements, except for such violation or default as would not, individually or in the aggregate, result in a Material Adverse Change.

xiv. The Company is not, and assuming the accuracy of the section entitled “Use of Proceeds” in the Prospectus Supplement, after receipt of payment for the Shares will not be, an “investment company” within the meaning of the Investment Company Act of 1940.

xv. Each document filed pursuant to the Exchange Act (other than the financial statements and supporting schedules included therein, as to which no opinion need be rendered) and incorporated or deemed to be incorporated by reference in the Prospectus Supplement complied when so filed as to form in all material respects with the Exchange Act.

In our role as special counsel to the Company in connection with the preparation by the Company of the Registration Statement, the Prospectus, the Time of Sale Prospectus and the Prospectus Supplement, we have participated in conferences with officers and representatives of the Company, and counsel for the Placement Agent, at which time the contents of the Registration Statement, the Prospectus, the Time of Sale Prospectus and the Prospectus Supplement, and related matters were discussed. The purpose of our professional engagement was not to establish or confirm factual matters set forth in the Registration Statement, the Prospectus, the Time of Sale Prospectus and/or the Prospectus Supplement. We have not undertaken any obligation to verify independently any of the factual matters set forth therein, including the documents incorporated by reference therein, and any supplements or amendments thereto; moreover, many of the determinations required to be made in the preparation of the Registration Statement, the Prospectus, the Time of Sale Prospectus and/or the Prospectus Supplement involve matters of a non-legal issue. On the basis of the facts that we gained in the course of the foregoing and subject to the qualifications and limitations set forth herein, we confirm to you that no facts came to our attention that have caused us to believe that either (a) the Registration Statement, at the time it became effective (including the information deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 462, Rule 430B or Rule 434, if applicable), contained or incorporated by reference any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein not misleading, or (b) the Prospectus, as of its date (or any amendment thereof or supplement thereto made prior to the Closing Date as of the date of such amendment or supplement), the Time of Sale Prospectus, as of 6:00 a.m. on December 7, 2007 (or any amendment thereof or supplement thereto made prior to the Closing Date as of the date of such amendment thereof or supplement thereto), or the Prospectus Supplement, as of the date it was filed by the Company with the Commission and as of the date and time of delivery of this letter, contained or incorporated by reference any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made.

A-2

EXHIBIT B

Opinion of intellectual property counsel for the Company to be delivered pursuant to Section 7(d)(ii) of the Placement Agency Agreement.

1. Having reviewed the information in the 2006 Form 10-K, the 2007 Forms 10-Q and the 2007 Forms 8-K relating to U.S. patent matters under “Licensing Arrangements; Patents and Proprietary Rights,” we believe that the information contains accurate summaries of the patents licensed, or under option to license, to the Company in all material respects and, to the extent that it constitutes matters of law, summaries of legal matters or legal proceedings, or legal conclusions, fairly presents in all material respects the information called for with respect to such legal matters, documents and proceedings and fairly summarizes in all material respects the matters referred to therein. We have also reviewed the information in the Prospectus, the Prospectus Supplement, the 2006 Form 10-K, the 2007 Forms 10-Q and the 2007 Forms 8-K relating to U.S. patent matters under “RISK FACTORS” or “Risks Related to Our Business,” as enumerated above, and to the extent that the information constitutes matters of law, summaries of legal matters or legal proceedings, or legal conclusions, we believe it fairly presents in all material respects the information called for with respect to such legal matters, documents and proceedings and fairly summarizes in all material respects the matters referred to therein.

2. Having reviewed the claims of Company’s Licensed U.S. Patents, Optioned Applications and Owned Applications: (i) we believe that each of the Licensed U.S. Patents, Optioned Applications and Owned Applications claims patentable subject matter; (ii) to our knowledge, without any searches having been conducted or having been required to have been conducted and without having made any further investigation of any kind for the purpose of preparing these statements other than to confirm our belief with the Company, there are no legal or governmental proceedings pending (other than normal proceedings relating to the maintenance of the patents before appropriate government authorities) relating to the Licensed U.S. Patents, the Optioned Applications or the Owned Applications; and (iii) to our knowledge, no such material proceedings are threatened or contemplated by governmental authorities or others.

3. Having reviewed the License Agreements, the Assignee Search Results and the Assignments, without having reviewed the Company’s employment agreements and without having made any further investigation of any kind for the purpose of preparing these statements other than to confirm our belief with the Company that inventors named on the Owned Applications are employees of the Company, we believe that (i) the inventions described in the Licensed U.S. Patents, Optioned Applications and Owned Applications are properly licensed or under option to license to the company, or are assigned to or under obligation of assignment to the Company; and (ii) the Company’s licensors possess record title to the Licensed U.S. Patents or Optioned Applications, with the following notations. (1) U.S. Patent 6,492,490 on its face names Ortho Pharmaceutical Corporation as assignee. The Assignee Search did not identify a recorded assignment for this patent, however the patent is stated on its face to be related as a divisional of U.S. Patent 6,013,619, for which an assignment has been recorded, such that it is reasonable to infer inclusion of U.S. Patent 6,492,490 in that assignment. (2) An assignment for Owned Application 61/001,586 has not yet been executed. (3) All Owned Applications except 61/001,586 are believed to be subject to a security interest to Pharmbio Development, Inc., recorded November 2, 2006 at Reel 018468, Frame 0530.

B-1

4. We have no knowledge of any other facts that would preclude the Company from having valid and enforceable license rights or clear title to the Company's Licensed U.S. Patents, Optioned Applications and Owned Applications or any foreign counterparts thereof. In addition, based solely on our review of the licenses themselves and representations made by the Company, we believe that no interests have been conveyed to third parties, and that the Company’s licenses to the Licensed U.S. Patents and Optioned Applications and any foreign counterparts thereof are exclusive to the Company, and that all assignments of rights in connection with the Owned Applications, or all obligations to assign rights in the Owned Applications, are solely to the Company.

5. We have no knowledge that the Company or the Company’s licensors have not complied with the duty of candor and disclosure requirements with the PTO and all other similar authorities around the world as appropriate, for each of the Licensed U.S. Patents, Optioned Applications and Owned Applications, and foreign counterparts thereof, and to the best of our knowledge, all pending Optioned Applications and Owned Applications are in good standing, and none has been finally rejected or abandoned.

6. We are not aware of any basis for a finding of unenforceability or invalidity of any Licensed U.S. Patent, and to the best of our knowledge, without any searches having been conducted or having been required to have been conducted and without having made any further investigation of any kind for the purpose of preparing these statements other than to confirm our belief with the Company, neither the Company nor its licensors have received any notice of infringement of or conflict with rights or claims of others with respect to any Intellectual Property owned or used by the Company.

7. We have no knowledge of any patent rights of others that are or would be infringed by specific products or processes referred to in the Prospectus, which infringement, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in any material adverse effect on the condition, financial or otherwise, or in the earnings, business or operations of the Company.

8. Having reviewed the Patent Language contained in one or more of the Prospectus, the Prospectus Supplement, the 2006 Form 10-K, the 2007 Forms 10-Q and the 2007 Forms 8-K as listed hereinabove, we have no reason to believe that the Patent Language, at the time it was filed with the SEC and as of the date hereof, contained or incorporated by reference any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made.

9. We have no knowledge that the Company lacks or will be unable to obtain any rights or licenses to use all Intellectual Property necessary for the conduct of its business as now proposed to be conducted by the Company as described in the Prospectus.

10. We have no knowledge of any asserted or unasserted claims of any persons relating to the scope or ownership of the Licensed Patents, Optioned Applications or Owned Applications, nor do we have any knowledge of any liens having been filed against any of the Licensed Patents, Optioned Applications or Owned Applications.

B-2

EXHIBIT C

LIST OF PERSONS EXECUTING LOCK-UPS

W. Thomas Amick
Robert J. Capetola
John G. Cooper
Antonio Esteve
Max E. Link
David L. Lopez, Esq.
Herbert H. McDade, Jr.
Marvin E. Rosenthale
Kathyrn Cole
Charles F. Katzer
Kathleen McGowan
Thomas F. Miller
Robert Segal
Mary B. Templeton

C-1

EXHIBIT D

LOCK-UP AGREEMENT

December __, 2007

Jefferies & Company, Inc.
520 Madison Avenue
New York, New York 10022

RE: Discovery Laboratories Inc. (the “Company”)

Ladies & Gentlemen:

The undersigned is an owner of record or beneficially of certain shares of common stock, par value $.001 per share, of the Company (“Shares”) or securities convertible into or exchangeable or exercisable for Shares. The Company proposes to carry out a “registered direct” public offering of Shares (the “Offering”) for which Jefferies & Company, Inc. (the “Representative”) will act as placement agent. The undersigned recognizes that the Offering will be of benefit to the undersigned and will benefit the Company by, among other things, raising additional capital for its operations. The undersigned acknowledges that the Representative is relying on the representations and agreements of the undersigned contained in this letter agreement in carrying out its obligations in connection with the Offering and in entering into a placement agency agreement with the Company with respect to the Offering.

In consideration of the foregoing, the undersigned hereby agrees that the undersigned will not (and will cause any spouse or immediate family member of the spouse or the undersigned living in the undersigned’s household not to), without the prior written consent of the Representative (which consent may be withheld in its sole discretion), directly or indirectly, sell, offer, contract or grant any option to sell (including without limitation any short sale), pledge, transfer, establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended, or otherwise dispose of any Shares, options or warrants to acquire Shares, or securities exchangeable or exercisable for or convertible into Shares currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by the undersigned (or such spouse or family member), or publicly announce an intention to do any of the foregoing, for a period commencing on the date hereof and continuing through the close of trading on the date 60 days after the date of the Prospectus (as defined in the Placement Agency Agreement relating to the Offering to which the Company is a party) (the “Lock-up Period”); provided, that if (i) during the last 17 days of the Lock-up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (ii) prior to the expiration of the Lock-up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-up Period, then in each case the Lock-up Period will be extended until the expiration of the 18-day period beginning on the date of the issuance of the earnings release or the occurrence of the material news or material event, as applicable, unless the Representative waives, in writing, such extension, except that such extension will not apply if, within three days prior to the expiration of the Lock-up Period, the Company delivers a certificate, signed by the Chief Financial Officer or Chief Executive Officer of the Company, certifying on behalf of the Company that the Company’s Shares are “actively traded securities” (as defined in Regulation M); provided, further, that the foregoing restrictions shall not apply to:

D-1

(A)  the transfer of any or all of the Shares owned by the undersigned, either during the undersigned’s lifetime or upon death, by gift, will or intestate succession to the immediate family of the undersigned or to a trust the beneficiaries of which are exclusively the undersigned and/or a member or members of his immediate family; provided, however, that in any such case, it shall be a condition to such transfer that the transferee executes and delivers to the Representative an agreement stating that the transferee is receiving and holding the Shares subject to the provisions of this letter agreement, and there shall be no further transfer of such Shares, except in accordance with this letter agreement;

(B)  the sale of up to an aggregate of 200,000 Shares by the officers and directors of the Company that have entered into agreements similar to this one on the date hereof; or

(C)  the entering into, at any time after the closing of the Offering, a 10b5-1 plan if then permitted by the Company so long as there are no sales of Shares under such plan during the Lock-Up Period (as may be extended pursuant to the second paragraph hereof).

The undersigned shall provide at least one business day’s advance written notice to the Company of any such proposed transaction in order to confirm compliance with the foregoing conditions and limitations. The undersigned hereby acknowledges and agrees that written notice of any extension of the Lock-up Period pursuant to the preceding sentence will be delivered by the Representative to the Company and that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of Shares or securities convertible into or exchangeable or exercisable for Shares held by the undersigned during the Lock-up Period except in compliance with the foregoing restrictions.

With respect to the Offering only, the undersigned waives any registration rights relating to registration under the Securities Act of any Shares owned either of record or beneficially by the undersigned, including any rights to receive notice of the Offering.

This agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned.

____________________________
Printed Name of Holder

By:_________________________
Signature

____________________________
Printed Name of Person Signing

(and indicate capacity of person signing if
signing as custodian, trustee, or on behalf
of an entity)

D-2

EXHIBIT E

Chief Financial Officer’s Certificate
Pursuant to Section 7(a) of the Placement Agency Agreement

This Certificate is delivered to Jefferies & Company, Inc. (“Jefferies”), in its capacity as the Placement Agent named in the Placement Agency Agreement dated as of the date hereof (the “Placement Agency Agreement”), between Discovery Laboratories, Inc., a Delaware corporation (the “Company”) and Jefferies. I, John G. Cooper, Chief Financial Officer of the Company, hereby deliver this certificate on behalf of the Company in connection with the offering of the Offered Shares (the “Offering”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Placement Agency Agreement.

Based on an examination of the Company’s financial records and schedules undertaken by me or members of my staff who are responsible for the Company’s financial and accounting records, and on our review of the minutes of the Company’s Board of Directors and the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee of the Board of Directors, I hereby certify that I have reviewed the amounts identified and enumerated on the copies of certain pages of contained or incorporated by reference in the Registration Statement and the Time of Sale Prospectus attached hereto as Exhibit A and have verified that such amounts are true and correct. Each such amount has been derived from information maintained by the Company or otherwise available to it.

The Placement Agent is entitled to rely upon this Certificate in conducting and documenting its investigations of the affairs of the Company in connection with the Offering.

[remainder of page intentionally blank]

E-1

IN WITNESS WHEREOF, I have hereunto signed my name on this ____ day of December, 2007.

DISCOVERY LABORATORIES, INC.

By:_______________________________
Name: John G. Cooper
Title: Chief Financial Officer

[Signature Page to CFO’s Certificate]

E-2

EXHIBIT F

DISCOVERY LABORATORIES, INC.

Chief Financial Officer’s Certificate
Pursuant to Section 7(g) of the Placement Agency Agreement

This Certificate is delivered to Jefferies & Company, Inc. (“Jefferies”), in its capacity as the Placement Agent named in the Placement Agency Agreement dated as of December 7, 2007 (the “Placement Agency Agreement”), between Discovery Laboratories, Inc., a Delaware corporation (the “Company”) and, Jefferies. I, John G. Cooper, Chief Financial Officer of the Company, hereby deliver this certificate on behalf of the Company in connection with the offering of the Offered Shares (the “Offering”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Placement Agency Agreement.

Reference is made to the certificate dated December 7, 2007 (the “December 7 Certificate”) with respect to the procedures carried out by myself or members of my staff who are responsible for the Company’s financial and accounting records with respect to certain information contained or incorporated by reference in the Registration Statement and the Prospectus. I have reviewed the amounts identified and enumerated on the copies of certain pages of contained or incorporated by reference in the Registration Statement and the Prospectus attached hereto as Exhibit A and have verified that such amounts are true and correct. Each such amount has been derived from information maintained by the Company or otherwise available to it.

I hereby reaffirm as of the date hereof, and as though made on the date hereof, all statements made in the December 7 Certificate.

The Placement Agent is entitled to rely upon this Certificate in conducting and documenting its investigations of the affairs of the Company in connection with the Offering.

F-1

IN WITNESS WHEREOF, I have hereunto signed my name on this ___ day of December, 2007.

DISCOVERY LABORATORIES, INC.

By:_______________________________
Name: John G. Cooper
Title: Chief Financial Officer

[Signature Page to CFO’s Bring Down Certificate]

F-2

EXHIBIT G

SUBSCRIPTION AGREEMENT

Discovery Laboratories, Inc.
2600 Kelly Road, Suite 100
Warrington, Pennsylvania 18976-3622

Gentlemen:

The undersigned (the “Investor”) hereby confirms its agreement with you as follows:

1. This Subscription Agreement (this “Agreement”) is made as of the date set forth below between Discovery Laboratories, Inc., a Delaware corporation (the “Company”), and the Investor.

2. The Company has authorized the sale and issuance to certain investors of up to an aggregate of 10,000,000 shares (each a “Share,” and collectively the “Shares”) of its common stock, par value $.001 per share (the “Common Stock”), subject to adjustment by the Company’s Board of Directors, or a committee thereof, for a purchase price of $2.50 per Share (the “Purchase Price”).

3. The offering and sale of the Shares (the “Offering”) are being made pursuant to (1) an effective Registration Statement on Form S-3 (including the Prospectus contained therein (the “Base Prospectus”), the “Registration Statement”) filed by the Company with the Securities and Exchange Commission (the “Commission”), (2) if applicable, certain “free writing prospectuses” (as that term is defined in Rule 405 under the Securities Act of 1933, as amended), that have or will be filed with the Commission and delivered to the Investor on or prior to the date hereof and (3) a Prospectus Supplement (the “Prospectus Supplement” and together with the Base Prospectus, the “Prospectus”) containing certain supplemental information regarding the Shares and terms of the Offering that will be filed with the Commission and delivered to the Investor (or made available to the Investor by the filing by the Company of an electronic version thereof with the Commission) along with the Company’s counterpart to this Agreement.

4. The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor the Shares set forth below for the aggregate purchase price set forth below. The Shares shall be purchased pursuant to the Terms and Conditions for Purchase of Shares attached hereto as Annex I and incorporated herein by this reference as if fully set forth herein. The Investor acknowledges that the Offering is not being underwritten by the placement agent (the “Placement Agent”) named in the Prospectus Supplement and that there is no minimum offering amount.

5. The manner of settlement of the Shares purchased by the Investor shall be determined by such Investor as follows (check one):

[____]	A.
Delivery by electronic book-entry at The Depository Trust Company (“DTC”), registered in the Investor’s name and address as set forth below, and released by Continental Stock Transfer & Trust Company, the Company’s transfer agent (the “Transfer Agent”), to the Investor at the Closing (as defined in Section 3.1 of Annex I hereto). NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THIS AGREEMENT BY THE INVESTOR AND THE COMPANY, THE INVESTOR SHALL:

(I)
DIRECT THE BROKER-DEALER AT WHICH THE ACCOUNT OR ACCOUNTS TO BE CREDITED WITH THE SHARES ARE MAINTAINED TO SET UP A DEPOSIT/WITHDRAWAL AT CUSTODIAN (“DWAC”) INSTRUCTING THE TRANSFER AGENT TO CREDIT SUCH ACCOUNT OR ACCOUNTS WITH THE SHARES, AND

(II)	REMIT BY WIRE TRANSFER THE AMOUNT OF FUNDS EQUAL TO THE AGGREGATE PURCHASE PRICE FOR THE SHARES BEING PURCHASED BY THE INVESTOR TO THE FOLLOWING ACCOUNT:

Deutsche Bank Trust Company Americas
ABA: 021001033
Account Name - Trust and Securities Services
Account Number - 01419647
F.C.T. - Discovery Labs/Jefferies and Co 62793

- OR -

[____]	B.
Delivery versus payment (“DVP”) through DTC (i.e., the Company shall deliver Shares registered in the Investor’s name and address as set forth below and released by the Transfer Agent to the Investor through DTC at the Closing directly to the account(s) at Jefferies & Company, Inc. (“Jefferies”) identified by the Investor and simultaneously therewith payment shall be made by Jefferies by wire transfer to the Company). NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THIS AGREEMENT BY THE INVESTOR AND THE COMPANY, THE INVESTOR SHALL:

(I)	NOTIFY JEFFERIES OF THE ACCOUNT OR ACCOUNTS AT JEFFERIES TO BE CREDITED WITH THE SHARES BEING PURCHASED BY SUCH INVESTOR, AND

(II)
CONFIRM THAT THE ACCOUNT OR ACCOUNTS AT JEFFERIES TO BE CREDITED WITH THE SHARES BEING PURCHASED BY THE INVESTOR HAVE A MINIMUM BALANCE EQUAL TO THE AGGREGATE PURCHASE PRICE FOR THE SHARES BEING PURCHASED BY THE INVESTOR.

IT IS THE INVESTOR’S RESPONSIBILITY TO (A) MAKE THE NECESSARY WIRE TRANSFER OR CONFIRM THE PROPER ACCOUNT BALANCE IN A TIMELY MANNER AND (B) ARRANGE FOR SETTLEMENT BY WAY OF DWAC OR DVP IN A TIMELY MANNER. IF THE INVESTOR DOES NOT DELIVER THE AGGREGATE PURCHASE PRICE FOR THE SHARES OR DOES NOT MAKE PROPER ARRANGEMENTS FOR SETTLEMENT IN A TIMELY MANNER, THE SHARES MAY NOT BE DELIVERED AT CLOSING TO THE INVESTOR OR THE INVESTOR MAY BE EXCLUDED FROM THE CLOSING ALTOGETHER.

6. The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (b) it is not a NASD member or an Associated Person (as such term is defined under the NASD Membership and Registration Rules Section 1011) as of the Closing, and (c) neither the Investor nor any group of Investors (as identified in a public filing made with the Commission) of which the Investor is a part in connection with the Offering of the Shares, acquired, or obtained the right to acquire, 20% or more of the Common Stock (or securities convertible into or exercisable for Common Stock) or the voting power of the Company on a post-transaction basis. Exceptions:

(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)

7. The Investor represents that it has received (or otherwise had made available to it by the filing by the Company of an electronic version thereof with the Commission) the Base Prospectus, dated October 11, 2005, which is a part of the Company’s Registration Statement, the documents incorporated by reference therein, and any free writing prospectus (collectively, the “Disclosure Package”), prior to or in connection with the receipt of this Agreement and the Prospectus Supplement (or the filing by the Company of an electronic version thereof with the Commission) along with the Company’s counterpart to this Agreement.

8. No offer by the Investor to buy Shares will be accepted and no part of the Purchase Price will be delivered to the Company until the Company has accepted such offer by countersigning a copy of this Agreement, and any such offer may be withdrawn or revoked by the Investor, without obligation or commitment of any kind, at any time prior to the Company (or the Placement Agent on behalf of the Company) sending (orally, in writing, or by electronic mail) notice of its acceptance of such offer. An indication of interest will involve no obligation or commitment of any kind until this Agreement is accepted and countersigned by or on behalf of the Company.

Number of Share:_________________________________

Purchase Price Per Share: $__________________________

Aggregate Purchase Price: $_________________________

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of: _____________ __, 2007

__________________________
INVESTOR

By:___________________________
Print Name:_____________________
Title:__________________________
Address:_______________________
______________________________

Agreed and Accepted
this ___ day of _________________, 2007:

DISCOVERY LABORATORIES, INC.

By:___________________________
Print Name
Title:

ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF SHARES

1. Authorization and Sale of the Shares. Subject to the terms and conditions of this Agreement, the Company has authorized the sale of the Shares.

2. Agreement to Sell and Purchase the Shares; Placement Agent.

2.1 At the Closing, the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions set forth herein, the number of Shares set forth on the last page of the Agreement to which these Terms and Conditions for Purchase of Shares are attached as Annex I (the “Signature Page”) for the aggregate purchase price therefor set forth on the Signature Page.

2.2 The Company proposes to enter into substantially this same form of Subscription Agreement with certain other investors (the “Other Investors”) and expects to complete sales of Shares to them. The Investor and the Other Investors are hereinafter sometimes collectively referred to as the “Investors,” and this Agreement and the Subscription Agreements executed by the Other Investors are hereinafter sometimes collectively referred to as the “Agreements.”

2.3 Investor acknowledges that the Company has agreed to pay Jefferies & Company, Inc. (the “Placement Agent”) a fee (the “Placement Fee”) in respect of the sale of Shares to the Investor.

2.4 The Company has entered into a Placement Agency Agreement, dated December 7, 2007 (the “Placement Agreement”), with the Placement Agent that contains certain representations, warranties, covenants and agreements of the Company that may be relied upon by the Investor, which shall be a third party beneficiary thereof.

3. Closings and Delivery of the Shares and Funds.

3.1 Closing. The completion of the purchase and sale of the Shares (the “Closing”) shall occur at a place and time (the “Closing Date”) to be specified by the Company and the Placement Agent, and of which the Investors will be notified in advance by the Placement Agent, in accordance with Rule 15c6-1 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). At the Closing, (a) the Company shall cause the Transfer Agent to deliver to the Investor the number of Shares set forth on the Signature Page registered in the name of the Investor or, if so indicated on the Investor Questionnaire attached hereto as Exhibit A, in the name of a nominee designated by the Investor and (b) the aggregate purchase price for the Shares being purchased by the Investor will be delivered by or on behalf of the Investor to the Company.

3.2 Conditions to the Company’s Obligations. (a) The Company’s obligation to issue and sell the Shares to the Investor shall be subject to: (i) the receipt by the Company of the purchase price for the Shares being purchased hereunder as set forth on the Signature Page and (ii) the accuracy of the representations and warranties made by the Investor and the fulfillment of those undertakings of the Investor to be fulfilled prior to the Closing Date.

(b) Conditions to the Investor’s Obligations. The Investor’s obligation to purchase the Shares will be subject to the accuracy of the representations and warranties made by the Company and the fulfillment of those undertakings of the Company to be fulfilled prior to the Closing Date, including without limitation, those contained in the Placement Agreement, and to the condition that the Placement Agent shall not have: (a) terminated the Placement Agreement pursuant to the terms thereof or (b) determined that the conditions to the closing in the Placement Agreement have not been satisfied. The Investor’s obligations are expressly not conditioned on the purchase by any or all of the Other Investors of the Shares that they have agreed to purchase from the Company.

3.3 Delivery of Funds.

(a) Delivery by Electronic Book-Entry at The Depository Trust Company. If the Investor elects to settle the Shares purchased by such Investor through delivery by electronic book-entry at DTC, no later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall remit by wire transfer the amount of funds equal to the aggregate purchase price for the Shares being purchased by the Investor to the following account designated by the Company and the Placement Agent pursuant to the terms of that certain Escrow Agreement (the “Escrow Agreement”) dated as of December 7, 2007, by and among the Company, the Placement Agent and Deutsche Bank Trust Company Americas (the “Escrow Agent”):

Deutsche Bank Trust Company Americas
ABA: 021001033
Account Name - Trust and Securities Services
Account Number - 01419647
F.C.T. - Discovery Labs/Jefferies and Co 62793

Such funds shall be held in escrow until the Closing and delivered by the Escrow Agent on behalf of the Investors to the Company upon the satisfaction, in the sole judgment of Jefferies, of the conditions set forth in Section 3.2(b) hereof. The Placement Agent shall have no rights in or to any of the escrowed funds, unless the Placement Agent and the Escrow Agent are notified in writing by the Company in connection with the Closing that a portion of the escrowed funds shall be applied to the Placement Fee. The Company agrees to indemnify and hold the Escrow Agent harmless from and against any and all losses, costs, damages, expenses and claims (including, without limitation, court costs and reasonable attorneys fees) (“Losses”) arising under this Section 3.3 or otherwise with respect to the funds held in escrow pursuant hereto or arising under the Escrow Agreement, unless it is finally determined that such Losses resulted directly from the willful misconduct or gross negligence of the Escrow Agent. Anything in this Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for any special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

Investor shall also furnish to Jefferies a completed W-9 form (or, in the case of an Investor who is not a United States citizen or resident, a W-8 form).

(b) Delivery Versus Payment through The Depository Trust Company. If the Investor elects to settle the Shares purchased by such Investor by delivery versus payment through DTC, no later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall confirm that the account or accounts at Jefferies to be credited with the Shares being purchased by the Investor have a minimum balance equal to the aggregate purchase price for the Shares being purchased by the Investor.

3.4 Delivery of Shares.

(a) Delivery by Electronic Book-Entry at The Depository Trust Company. If the Investor elects to settle the Shares purchased by such Investor through delivery by electronic book-entry at DTC, no later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall direct the broker-dealer at which the account or accounts to be credited with the Shares being purchased by such Investor are maintained, which broker/dealer shall be a DTC participant, to set up a Deposit/Withdrawal at Custodian (“DWAC”) instructing Continental Stock Transfer & Trust Company, the Company’s transfer agent, to credit such account or accounts with the Shares by means of an electronic book-entry delivery. Such DWAC shall indicate the settlement date for the deposit of the Shares, which date shall be provided to the Investor by Jefferies. Simultaneously with the delivery to the Company by the Escrow Agent of the funds held in escrow pursuant to Section 3.3 above, the Company shall direct its transfer agent to credit the Investor’s account or accounts with the Shares pursuant to the information contained in the DWAC.

(b) Delivery Versus Payment through The Depository Trust Company. If the Investor elects to settle the Shares purchased by such Investor by delivery versus payment through DTC, no later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall notify Jefferies of the account or accounts at Jefferies to be credited with the Shares being purchased by such Investor. On the Closing Date, the Company shall deliver the Shares to the Investor through DTC directly to the account or accounts at Jefferies identified by Investor and simultaneously therewith payment shall be made by Jefferies by wire transfer to the Company.

4. Representations, Warranties and Covenants of the Investor.

The Investor represents and warrants to, and agrees with, the Company and the Placement Agent that:

4.1 The Investor (a) is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in shares presenting an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company and investments in comparable companies, (b) has answered all questions on the Signature Page and the Investor Questionnaire for use in preparation of the Prospectus Supplement and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date and (c) in connection with its decision to purchase the number of Shares set forth on the Signature Page, has received and is relying solely upon the Disclosure Package and the documents incorporated by reference therein.

4.2 The Investor acknowledges that (a) no action has been or will be taken in any jurisdiction outside the United States by the Company or the Placement Agent that would permit an offering of the Shares, or possession or distribution of offering materials in connection with the issue of the Shares in any jurisdiction outside the United States where action for that purpose is required, (b) if the Investor is outside the United States, it will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Shares or has in its possession or distributes any offering material, in all cases at its own expense and (c) the Placement Agent is not authorized to make and has not made any representation, disclosure or use of any information in connection with the issue, placement, purchase and sale of the Shares, except as set forth or incorporated by reference in the Base Prospectus or the Prospectus Supplement.

4.3 The Investor acknowledges that (a) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (b) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as to the enforceability of any rights to indemnification or contribution that may be violative of the public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation).

4.4 The Investor understands that nothing in this Agreement, the Prospectus or any other materials presented to the Investor in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares.

4.5 Since the date on which the Placement Agent first contacted such Investor about the Offering, the Investor has not engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales (as defined below) involving the Company’s securities). Each Investor covenants that it will not engage in any transactions in the securities of the Company (including Short Sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed. Each Investor agrees that it will not use any of the Shares acquired pursuant to this Agreement to cover any short position in the Common Stock if doing so would be in violation of applicable securities laws. For purposes hereof, “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sales contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers.

5. Survival of Representations, Warranties and Agreements; Third Party Beneficiary. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Company and the Investor herein will survive the execution of this Agreement, the delivery to the Investor of the Shares being purchased and the payment therefor. The Placement Agent shall be a third party beneficiary with respect to the representations, warranties and agreements of the Investor in Section 4 hereof.

6. Notices. All notices, requests, consents and other communications hereunder will be in writing, will be mailed (a) if within the domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile or (b) if delivered from outside the United States, by International Federal Express or facsimile, and will be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed and (iv) if delivered by facsimile, upon electric confirmation of receipt and will be delivered and addressed as follows:

(a)
if to the Company, to:

Discovery Laboratories, Inc.
2600 Kelly Road, Suite 100
Warrington, Pennsylvania 18976-3622
Attention: David Lopez, Esq.
Facsimile: (215) 488-9557

with copies to:

Goodwin Procter, LLP
53 State Street
Boston, MA 02109
Attention: Mitchell S. Bloom, Esq.
Facsimile: (617) 523-1231

(b) if to the Investor, at its address on the Signature Page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

7. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

8. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.

9. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

10. Governing Law. This Agreement will be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.

11. Counterparts. This Agreement may be executed in two or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. The Company and the Investor acknowledge and agree that the Company shall deliver its counterpart to the Investor along with the Prospectus Supplement (or the filing by the Company of an electronic version thereof with the Commission).

12. Confirmation of Sale. The Investor acknowledges and agrees that such Investor’s receipt of the Company’s counterpart to this Agreement, together with the Prospectus Supplement (or the filing by the Company of an electronic version thereof with the Commission), shall constitute written confirmation of the Company’s sale of Shares to such Investor.

13. Press Release. The Company and the Investor agree that the Company shall issue a press release disclosing the material terms of the Offering prior to the opening of the financial markets in New York City on the business day immediately after the date hereof.

14. Termination. In the event that the Placement Agreement is terminated by the Placement Agent pursuant to the terms thereof, this Agreement shall terminate without any further action on the part of the parties hereto.

Exhibit A

DISCOVERY LABORATORIES, INC.

INVESTOR QUESTIONNAIRE

Pursuant to Section 3 of Annex I to the Agreement, please provide us with the following information:

1. The exact name that your Shares are to be registered in. You may use a nominee name if appropriate:

2. The relationship between the Investor and the registered holder listed in response to item 1 above:

3. The mailing address of the registered holder listed in response to item 1 above:

4. The Social Security Number or Tax Identification Number of the registered holder listed in the response to item 1 above:

5. Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Shares are maintained):

6. DTC Participant Number:

7. Name of Account at DTC Participant being credited with the Shares:

8. Account Number at DTC Participant being credited with the Shares: